[The American Funds Group(R)]

THE GROWTH FUND OF AMERICA

[background photo:  hourglass]
[photos:  Horace Hodlen, Jr., Mike, Pat and Jim Thurman, Reverend Burton
Carley]

Semi-Annual Report for the Six Months Ended February 28, 1998

The Growth Fund of America(R) invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The Growth Fund of America is one of the 28 mutual funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

[watermark:  face of a clock]


Results at a glance     (through 2/28/98)

                 Total          Average annual
                 returns        compound returns
6 months         +12.5%         -
12 months        +31.5          -
5 years          +133.9         +18.5%
10 years         +351.4         +16.3
Lifetime*        +4,574.7       +17.2

All figures assume reinvestment of distributions.

*Since 12/1/73, when Capital Research and Management Company became the fund's investment adviser.

Fund results in this report were computed without a sales charge, unless otherwise indicated. Here are the fund's average annual compound returns with all distributions reinvested for periods ended March 31, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

     10 years:     +16.08%
      5 years:     +17.71%
    12 months:     +32.88%

Sales charges are lower for accounts of $50,000 or more.


THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

[illustration: detail of hourglass from cover]


Fellow Shareholders:

We are pleased to report another period of strong gains for The Growth Fund of America during the six months through February 28.

Over this period, which marked the first half of the fund's 1998 fiscal year, the value of your shares increased 12.5% if you reinvested the dividend of 13 cents a share and the capital gain distribution of $2.06 a share paid in December. In absolute terms, this was a very satisfactory six-month return, though the broad stock market rose even further: The unmanaged Standard & Poor's 500 Composite Index, driven by large-capitalization companies, increased 17.6% with dividends reinvested.


Largest Equity Holdings          Percent of
                                 Net Assets

Time Warner                      4.70%
Fannie Mae                       3.89
America Online                   3.34
Walt Disney                      2.55
Philip Morris                    2.33
Viacom                           2.31
Comcast                          2.24
Tele-Communications, TCI Group   2.19
Tele-Communications,
Liberty Media Group              2.09
Intel                            1.68

Largest Industry Holdings
[pie chart]
Broadcasting & Publishing       18.16%
Electronic Components           12.54%
Business & Public Services       9.15%
Data Processing & Reproduction   6.67%
Financial Services               5.62%
Other Industries                37.59%
Cash & Equivalents              10.27%
[end pie chart]

This brings the fund's 12-month return to 31.5% (versus 35.0% for the S&P 500) and the fund's average annual lifetime return, since December 1, 1973, to 17.2% (versus 14.7% for the S&P 500).

The fund lagged the index over the six months primarily because of the mixed results of technology stocks. Many technology companies were adversely affected by the financial crisis in Asia, as Asian competitors sold products at very low prices. The stock of Advanced Micro Devices, a manufacturer of integrated circuits for computers and telecommunications equipment, fell more than 37% over the period. However, some technology companies fared much better: The stock of Digital Equipment, a maker of computer systems that has received a takeover offer from Compaq Computer, rose 32%, while the dominant Internet service provider America Online - the fund's third-largest holding - saw its stock increase a remarkable 88%. We have taken advantage of lower prices to add to the fund's positions in certain technology stocks we believe continue to have strong growth prospects.

The most positive development during the period was the continued resurgence of media stocks. As we discussed in our 1997 annual report, cable television companies have shaken off the effects of rate reductions caused by government regulation, and they are benefiting from improved cash flow.

Entertainment companies are reaping the benefits of cost-cutting measures and management decisions to refocus on core competencies. The media conglomerates Time Warner, the fund's largest holding, and Viacom, which owns Blockbuster and Paramount (the studio that co-produced the hit movie Titanic), were among our most rewarding holdings during the six months. Pharmaceu-tical manufacturers and financial services companies also generally did well over the period.

In the coming months, the financial turmoil in Asia may have a dampening effect on the earnings of some U.S. companies, although the damage to date has been minor. We are confident that selected companies will continue to offer good investment opportunities, and that a well-managed portfolio of growth stocks will continue to be rewarding over the long term.

In February, Walter Stern stepped down as chairman of the fund, a position he had held since 1994. He served with the fund in a number of capacities for 24 years, including as director since 1974 and as president between 1986 and 1994. Those of us who have been privileged to work closely with him over the years would like to express our sincere appreciation for his leadership, his professionalism and his many contributions to the fund.

We look forward to reporting to you again in six months.

Cordially,

/s/James F. Rothenberg     /s/James E. Drasdo
   James F. Rothenberg        James E. Drasdo
   Chairman of the Board      President

April 15, 1998

In February, The Growth Fund of America's board of directors elected James Drasdo president of the fund, succeeding James Rothenberg. Mr. Rothenberg was elected chairman of the fund, succeeding Walter Stern. The board also elected Guilford Babcock and Gail Neale directors of the fund.



THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, February 28, 1998                   Unaudited

                                                            Percent
                                                             of Net
                                                             Assets
                                                         ----------
Largest Industry Holdings
-----------------------------
Broadcasting & Publishing                                     18.16%
Electronic Components                                         12.54%
Business & Public Services                                     9.15%
Data Processing & Reproduction                                 6.67%
Financial Services                                             5.62%
Other Industries                                              37.59%
Cash & Equivalents                                            10.27%

Largest Equity Holdings
-------------------------------------
Time Warner                                                    4.70%
Fannie Mae                                                  3.89
America Online                                              3.34
Walt Disney                                                 2.55
Philip Morris                                               2.33
Viacom                                                      2.31
Comcast                                                     2.24
Tele-Communications, TCI Group                              2.19
Tele-Communications, Liberty Media Group                    2.09
Intel                                                       1.68
                                                                  .
THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, February 28, 1998



                                                                            Market  Percent
EQUITY SECURITIES (Common & Preferred Stocks)                                Value   of Net
                                                             Shares          (000)   Assets
-------------------------------------                    -----------      -------- ----------

Broadcasting & Publishing - 18.16%
Time Warner Inc.                                           9,250,750      $624,426    4.70%
Viacom Inc., Class B (1)                                   6,400,000       307,200     2.31
Comcast Corp., Class A special stock                       6,839,762       239,392
Comcast Corp., Class A                                     1,680,000        58,485     2.24
Tele-Communications, Inc., Series A, TCI Group (1)         9,992,299       290,401     2.19
Tele-Communications, Inc., Series A, Liberty Media Group  10,128,355       277,897     2.09
News Corp. Ltd. (American Depositary Receipts) (Australia  5,400,000       137,362
News Corp. Ltd., preferred (American Depositary Receipts)  3,563,750        77,289     1.62
Cox Communications, Inc., Class A (1)                      3,250,000       125,328      .94
USA Networks, Inc. (formerly HSN, Inc.) (1)                1,510,000        77,765      .59
E.W. Scripps Co., Class A                                  1,425,000        75,614      .57
Chris-Craft Industries, Inc. (1)                           1,050,085        58,608      .44
CANAL+ (France)                                              168,089        35,418      .27
Century Communications Corp., Class A (1)                  1,328,100        13,530      .10
BHC Communications, Inc., Class A (1)                         62,840         8,672      .06
Jacor Communications, Inc. (1)                               100,000         5,787      .04

Electronic Components - 12.54%
Intel Corp.                                                2,300,000       206,281
Intel Corp., warrants, expire 1998 (1)                       250,000        17,125     1.68
Texas Instruments Inc.                                     3,830,000       221,661     1.67
Micron Techhnology, Inc. (1)                               4,398,300       145,969     1.10
National Semiconductor Corp. (1)                           4,652,930       111,089      .84
Analog Devices, Inc. (1)                                   3,233,333       104,275      .78
Altera Corp. (1)                                           2,200,000        94,875      .71
Advanced Micro Devices, Inc. (1)                           4,028,600        94,420      .71
Bay Networks, Inc. (1)                                     2,731,800        92,540      .70
ADC Telecommunications, Inc. (1)                           3,400,000        87,762      .66
Quantum Corp. (1)                                          3,416,000        85,827      .64
Adaptec, Inc. (1)                                          2,900,000        76,669      .58
LSI Logic Corp. (1)                                        2,850,000        67,509      .51
Microchip Technology Inc. (1)                              2,675,000        64,702      .49
Linear Technology Corp.                                      848,100        64,244      .48
Seagate Technology (1)                                     2,500,000        60,781      .46
Newbridge Networks Corp. (Canada) (1)                      1,100,000        25,850      .19
Western Digital Corp. (1)                                  1,200,000        21,900      .16
Tellabs, Inc. (1)                                            235,000        14,188      .11
Xilinx, Inc. (1)                                             200,000         8,775      .07

Business & Public Services - 9.15%
America Online, Inc. (1)                                   3,665,000       443,923     3.34
Cendant Corp.(formerly CUC International Inc. and HFS Inc  5,842,301       219,086     1.65
Columbia/HCA Healthcare Corp.                              4,753,125       128,929      .97
FDX Corp.  (formerly Federal Express Corp.) (1)            1,560,000        99,352      .75
Electronic Data Systems Corp.                              1,350,000        59,147      .44
Shared Medical Systems Corp.                                 747,000        57,099      .43
Manpower Inc.                                              1,285,700        54,240      .41
USA Waste Services, Inc. (1)                               1,050,000        43,706      .33
Corrections Corp. of America (1)                             706,500        27,024      .20
Paychex, Inc.                                                390,000        20,134      .15
Waste Management, Inc.                                       582,759        14,569      .11
Ecolab Inc.                                                  500,000        14,406      .11
TeleTech Holdings, Inc. (1)                                1,449,500        13,861      .10
Pittston Brink's Group                                       334,800        12,931      .10
Concord EFS, Inc. (1)                                        200,000         6,225      .05
Quorum Health Group, Inc. (1)                                 59,550         1,651      .01

Data Processing & Reproduction - 6.67%
Oracle Corp. (1)                                           5,400,000       132,975     1.00
Solectron Corp. (1)                                        2,271,000       109,860      .83
Digital Equipment Corp. (1)                                1,783,200       101,531      .76
Silicon Graphics, Inc. (1)                                 5,475,500        82,475      .62
Netscape Communications Corp. (1)                          2,425,500        46,994      .35
Intuit Inc. (1)                                              978,600        45,505      .34
Sequent Computer Systems, Inc. (1)                         1,980,000        41,951      .32
International Business Machines Corp.                        400,000        41,775      .31
Cisco Systems, Inc. (1)                                      600,000        39,525      .30
Vantive Corp. (1)                                          1,250,000        34,219      .26
Compaq Computer Corp.                                      1,000,000        32,062      .24
Lexmark International Group, Inc., Class A (1)               750,000        32,062      .24
Data General Corp. (1)                                     1,520,000        31,350      .24
3Com Corp. (1)                                               825,000        29,494      .22
PeopleSoft, Inc. (1)                                         400,000        17,875      .14
Ascend Communications, Inc. (1)                              475,000        17,783      .13
Remedy Corp.  (1)                                            800,000        15,350      .12
Computer Associates International, Inc.                      250,000        11,781      .09
Sybase, Inc. (1)                                           1,111,400        11,670      .09
Mentor Graphics Corp. (1)                                    515,000         5,375      .04
Sun Microsystems, Inc. (1)                                    94,800         4,515      .03

Financial Services - 5.62%
Fannie Mae (formerly Federal National Mortgage Assn.)      8,100,000       516,881     3.89
Capital One Financial Corp.                                1,850,000       124,297      .94
SLM Holding Corp.                                          1,575,000        65,067      .49
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)      850,400        40,182      .30

Leisure & Tourism - 5.16%
Walt Disney Co.                                            3,025,000       338,611     2.55
King World Productions, Inc. (1)                           3,674,000        98,050      .74
MGM Grand, Inc. (1)                                        2,600,000        93,925      .71
Mirage Resorts, Inc.  (1)                                  3,000,000        68,625      .51
Carnival Corp., Class A                                      900,000        52,988      .40
Harrah's Entertainment, Inc. (1)                             900,000        18,956      .14
Outback Steakhouse, Inc.  (1)                                400,000        14,300      .11

Health & Personal Care - 4.69%
Guidant Corp.                                              1,200,000        87,525      .66
Forest Laboratories, Inc. (1)                              1,000,000        62,562      .47
MedImmune, Inc. (1)                                        1,064,000        55,195      .42
AB Astra, Class A (American Depositary Receipts) (Sweden)  2,600,000        52,488      .39
Gilead Sciences, Inc. (1)                                  1,440,000        51,570      .39
Sepracor Inc.  (1)                                         1,100,000        44,275      .33
Pfizer Inc                                                   500,000        44,250      .33
BioChem Pharma Inc. (Canada) (1)                           1,600,000        35,900      .27
Avon Products, Inc.                                          450,000        31,697      .24
Warner-Lambert Co.                                           200,000        29,250      .22
Medtronic, Inc.                                              411,900        21,882      .16
Guilford Pharmaceuticals, Inc. (1)                           900,000        19,800      .15
Alza Corp. (1)                                               500,000        18,688      .14
Dura Pharmaceuticals, Inc. (1)                               615,400        15,462      .12
Gensia Sicor Inc.  (1)                                     1,332,202         7,535
Gensia Sicor Inc.(1,2)                                     1,125,000         6,363      .11
Gensia Sicor Inc., warrants, expire 2002 (1,2)             1,125,000           826
NeXstar Pharmaceuticals, Inc. (1,2)                        1,000,000        11,750
NeXstar Pharmaceuticals, Inc. (1)                            200,000         2,350      .11
United States Surgical Corp.                                 400,000        12,250      .09
Pharmacia & Upjohn, Inc.                                     290,000        11,473      .09

Energy Equipment - 3.31%
Schlumberger Ltd. (Netherlands Antilles)                   1,650,000       124,369      .94
Diamond Offshore Drilling, Inc.                            1,980,000        89,719      .67
Transocean Offshore Inc.                                   1,871,934        80,493      .61
Cooper Cameron Corp. (1)                                     919,400        49,303      .37
R&B Falcon Corp. (formerly Reading & Bates Corp.) (1)      1,416,000        37,524      .28
Western Atlas Inc.  (1)                                      479,600        36,420      .27
Camco International, Inc.                                    200,000        11,700      .09
BJ Services Co. (1)                                          300,000        10,312      .08

Telecommunications - 3.19%
Tele-Communications, Inc., Series A, TCI Ventures Group    7,994,002       123,407      .93
AirTouch Communications (1)                                2,615,700       117,543      .88
LCI International, Inc. (1)                                2,650,000        87,450      .66
MCI Communications Corp.                                   1,500,000        71,719      .54
WorldCom, Inc.  (1)                                          500,000        19,094      .14
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                     100,000         5,069      .04

Merchandising - 2.79%
Limited Inc.                                               3,300,000        95,700      .72
Woolworth Corp.  (1)                                       3,000,000        71,250      .54
Cardinal Health, Inc., Class A                               625,000        51,172      .39
Circuit City Stores, Inc. - Circuit City Group               900,000        34,762      .26
Payless ShoeSource, Inc. (1)                                 500,000        33,625      .25
Lowe's Companies, Inc.                                       400,000        23,375      .18
Intimate Brands, Inc., Class A                               800,000        21,700      .16
Consolidated Stores Corp.  (1)                               500,000        20,563      .15
Boise Cascade Office Products Corp. (1)                    1,015,000        18,333      .14

Beverages & Tobacco - 2.44%
Philip Morris Companies Inc.                               7,125,000       309,492     2.33
PepsiCo, Inc.                                                400,000        14,625      .11

Transportation: Airlines - 2.22%
Southwest Airlines Co.                                     4,434,675       127,220      .96
AMR Corp. (1)                                                860,000       108,844      .82
Delta Air Lines, Inc.                                        515,000        58,227      .44

Banking - 1.81%
Citicorp                                                     500,000        66,250      .50
Associated Banc-Corp.                                        936,590        49,054      .37
Norwest Corp.                                              1,166,900        47,770      .36
Washington Mutual, Inc.                                      650,000        43,631      .33
PNC Bank Corp.                                               600,000        33,300      .25

Insurance - 1.64%
EXEL Ltd. (Incorporated in Bermuda)                        2,705,000       179,037     1.35
Aetna Inc.                                                   300,000        26,213      .20
Everest Reinsurance Holdings, Inc.                           350,000        12,906      .09

Chemicals - 1.39%
Monsanto Co.                                               2,497,600       127,065      .96
A. Schulman, Inc.                                          1,522,500        38,824      .29
Air Products and Chemicals, Inc.                             225,000        18,886      .14

Electrical & Electronics - 1.29%
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)                   2,000,000        90,625      .68
Nokia Corp., Class A (American Depositary Receipts) (Finl    600,000        60,450      .46
Digital Microwave Corp.  (1)                                 600,000        11,025      .08
General Instrument Corp.  (1)                                534,000         8,911      .07

Energy Sources - 1.09%
Oryx Energy Co.  (1)                                       1,600,000        40,700      .31
Talisman Energy Inc. (Canada) (1)                          1,300,000        38,504      .29
TOTAL, Class B (American Depositary Receipts)  (France)      550,000        30,422      .23
Enterprise Oil  PLC (United Kingdom)                       2,500,000        23,100      .17
Woodside Petroleum Ltd. (Australia)                        2,000,000        12,283      .09

Recreation & Consumer Products - 1.02%
Mattel, Inc.                                               1,486,300        62,889      .48
Hasbro, Inc.                                               1,283,300        46,600      .35
Electronic Arts (1)                                          416,200        18,365      .14
Acclaim Entertainment, Inc. (1)                            1,325,000         6,873      .05

Machinery & Engineering - 0.59%
Thermo Electron Corp. (1)                                  1,925,000        78,925      .59

Transportation: Rail & Road - 0.52%
Wisconsin Central Transportation Corp. (1)                 2,524,300        68,472      .52

Textiles & Apparel - 0.42%
Nine West Group Inc. (1)                                   1,475,000        40,563      .30
NIKE, Inc., Class B                                          350,000        15,356      .12

Utilities: Electric & Gas - 0.40%
K N Energy, Inc.                                           1,027,300        53,355      .40

Electronic Instruments - 0.22%
KLA -Tencor Corp.  (1)                                       635,900        29,351      .22

Aerospace & Military - 0.21%
Gulfstream Aerospace Corp. (1)                               700,000        28,350      .21

Miscellaneous Materials & Commodities - 0.15%
Potash Corp. of Saskatchewan Inc. (Canada)                   225,000        20,109      .15

Industrial Components - 0.14%
Danaher Corp.                                                250,000        17,984      .14

Multi-Industry - 0.06%
U.S. Industries, Inc.                                        300,000         8,363      .06

Wholesale & International Trade - 0.05%
Tech Data Corp.  (1)                                         142,800         6,640      .05

Transportation: Shipping - 0.03%
Overseas Shipholding Group, Inc.                             200,000         4,150      .03


Other equity securities in initial period of                               366,585     2.76
 acquisition                                                        -------------------------

TOTAL EQUITY SECURITIES (cost: $6,860,355,000)                           11,921,895   89.73
                                                                    -------------------------

                                                          Principal
                                                            Amount
SHORT-TERM SECURITIES                                        (000)
-------------------------------------                     --------
Corporate Short-Term Notes - 8.32%
Procter & Gamble Co. 5.45%-5.72% due 3/11-3/19/98            $85,900        85,678      .64
AT&T Corp. 5.46%-5.70% due 3/2-3/18/98                        67,000        66,861      .50
Shell Oil Co. 5.42%-5.43% due 3/19-3/26/98                    66,500        66,252      .50
Xerox Corp. 5.41%-5.45% due 3/26-4/17/98                      61,500        61,191      .46
H.J. Heinz Co. 5.44%-5.50% due 3/6-4/16/98                    60,400        60,232      .45
Emerson Electric Co. 5.44%-5.45% due 3/13-3/20/98             55,000        54,853      .41
Coca-Cola Co. 5.41%-5.50% due 3/27-5/15/98                    54,600        54,137      .41
IBM Credit Corp. 5.44%-5.46% due 3/25-4/7/98                  53,300        53,055      .40
Gannett Co., Inc. 5.45% due 4/6/98 (2)                        50,000        49,720      .37
Atlantic Richfield Co. 5.41%-5.46% due 3/3-4/22/98            48,700        48,454      .37
Electronic Data Systems Corp. 5.48%-5.70% due 3/9-3/18/98     45,700        45,618      .34
SBC Communications Inc. 5.46%-5.50% due 3/10-4/2/98  (2)      44,600        44,447      .33
Duke Energy Corp. 5.42%-5.43% due 5/7-5/13/98                 44,600        44,124      .33
American Express Credit Corp. 5.45% due 4/8/98                41,500        41,255      .31
General Electric Capital Corp. 5.44%-5.68% due 3/2-3/11/9     41,100        41,067      .31
Ford Motor Credit Co. 5.47%-5.48% due 4/3-4/21/98             40,500        40,211      .30
Minnesota Mining and Manufacturing Co. 5.40% due 4/20-5/1     40,000        39,640      .30
BellSouth Telecommunications, Inc. 5.41%-5.47% due 3/3-4/     37,500        37,429      .28
Monsanto Co. 5.43%-5.48% due 3/5-3/17/98                      32,800        32,739      .25
Hewlett-Packard Co. 5.43% due 4/13/98                         32,800        32,581      .25
Walt Disney Co. 5.53% due 3/23/98                             30,000        29,896      .23
Hershey Foods Corp. 5.40%-5.41% due 4/27-5/4/98               27,000        26,728      .20
Lucent Technologies Inc. 5.45% due 4/3/98                     25,000        24,874      .19
Ciesco LP 5.45% due 4/2/98 (2)                                25,000        24,873      .19
                                                                    -------------------------
                                                                         1,105,915      8.32
                                                                    -------------------------

Federal Agency Discount Notes - 1.74%
Freddie Mac  5.35%-5.60% due 3/6-5/15/98                     107,800       106,929      .81
Fannie Mae  5.35%-5.63% due 3/4-5/18/98                       99,466        98,831      .74
Federal Home Loan Banks  5.38% due 4/1/98                     25,000        24,880      .19
                                                                    -------------------------
                                                                           230,640      1.74
                                                                    -------------------------
U.S. Treasury Bills - 0.38%
5.29% due 4/23/98                                             36,200        35,913      .27
5.12% due 3/5/98                                              15,000        14,990      .11
                                                                    -------------------------
                                                                            50,903      .38
                                                                    -------------------------

TOTAL SHORT-TERM SECURITIES (cost: $1,387,536,000)                       1,387,458    10.44
                                                                    -------------------------
TOTAL INVESTMENT SECURITIES (cost: $8,247,891,000)                      13,309,353   100.17
Excess of payables over cash and receivables                                22,590      .17
                                                                    -------------------------
NET ASSETS                                                              13,286,763   100.00%
                                                                        ==========  =======

(1) Non-income-producing securities.
(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements
-----------------------------
Equity securities
 appearing in the portfolio
 since August 31, 1997
-----------------------------

Altera
Associated Banc-Corp.
Camco International
Concord EFS
Consolidated Stores
Digital Microwave
General Instrument
Hasbro
Jacor Communications
KLA-Tencor
Linear Technology
Loews
Micron Techhnology
Mirage Resorts
Monsanto
NIKE
Norwest
Oryx Energy
Outback Steakhouse
Quorum Health Group
Remedy
Sepracor
Tech Data
Tele-Communications, TCI Ventures
TeleTech Holdings
TOTAL
Vantive
Washington Mutual
Western Atlas
Western Digital
Woolworth
WorldCom
Xilinx

-------------------------------
Equity securities
 eliminated from the portfolio
 since August 31, 1997
-------------------------------

AccuStaff
Agouron Pharmaceuticals
BankAmerica
Danka Business Systems
Dresser Industries
Gillette
Marriott International
McDermott International
Omnicare
PacifiCare Health Systems
Pioneer Hi-Bred International
Republic Industries
Sports Authority
US WEST Media Group
Vodafone Group

The Growth Fund of America
Financial Statements                                                   Unaudited
----------------------------------------------   ---------------- ----------------
Statement of Assets and Liabilities                                  (dollars in
at February 28, 1998                                                  thousands)
----------------------------------------------   ---------------- ----------------
Assets:
Investment securities at market
 (cost: $8,247,891)                                                  $13,309,353
Cash                                                                          62
Receivables for-
 Sales of investments                                     $74,873
 Sales of fund's shares                                    25,968
 Dividends and accrued interest                             3,422        104,263
                                                 ---------------- ----------------
                                                                      13,413,678
Liabilities:
Payables for-
 Purchases of investments                                  99,782
 Repurchases of fund's shares                              16,482
 Management services                                        3,464
 Accrued expenses                                           7,187        126,915
                                                 ---------------- ----------------
Net Assets at February 28, 1998-
 Equivalent to $20.25 per share on
 656,197,144 shares of $0.10 par value
 capital stock outstanding (authorized
 capital stock--800,000,000 shares)                                  $13,286,763
                                                                  ================

----------------------------------------------   ---------------- ----------------

Statement of Operations                                              (dollars in
for the six months ended February 28, 1998                            thousands)
----------------------------------------------   ---------------- ----------------
Investment Income:
Income:
 Dividends                                             $   29,893
 Interest                                                  47,357       $ 77,250

Expenses:
 Management services fee                                   21,313
 Distribution expenses                                     14,860
 Transfer agent fee                                         4,517
 Reports to shareholders                                      285
 Registration statement and prospectus                        322
 Postage, stationery and supplies                             915
 Directors' fees                                               66
 Auditing and legal fees                                       50
 Custodian fee                                                112
 Other expenses                                                51         42,491
                                                 ---------------- ----------------
 Net investment income                                                    34,759
                                                                  ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                        378,439
Net increase in unrealized appreciation:
 on investments
 Beginning of period                                    4,007,264
 End of period                                          5,061,455      1,054,191
                                                 ---------------- ----------------
 Net realized gain and unrealized appreciation
  on investments                                                       1,432,630
                                                                  ----------------
Net Increase in Net Assets Resulting
 from Operations                                                   $   1,467,389
                                                                  ================
See Notes to Financial Statements


                                                                     (dollars in
                                                                      thousands)
----------------------------------------------   ---------------- ----------------
                                                 Six months ended     Year ended
Statement of Changes in Net Assets            February 28, 1998 /1August 31, 1997
----------------------------------------------   ---------------- ----------------
Operations:
Net investment income                               $      34,759   $     73,625
Net realized gain on investments                          378,439      1,086,444
Net unrealized appreciation
 on investments                                         1,054,191      2,094,086
                                                 ---------------- ----------------
 Net increase in net assets
  resulting from operations                             1,467,389      3,254,155
                                                 ---------------- ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                      (75,837)       (60,737)
Distributions from net realized gain on
 investments                                           (1,201,719)      (474,852)
                                                 ---------------- ----------------
 Total dividends and distributions                     (1,277,556)      (535,589)
                                                 ---------------- ----------------

Capital Share Transactions:
Proceeds from shares sold: 52,464,146
 and 96,996,524 shares, respectively                    1,049,315      2,011,945
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments:  66,730,742 and 30,970,137 shares,
 respectively                                           1,225,125        515,288
Cost of shares repurchased: 41,150,791
 and 102,494,003 shares, respectively                    (823,863)    (2,110,158)
                                                 ---------------- ----------------

 Net increase in net assets resulting from
  capital share transactions                            1,450,577        417,075
                                                 ---------------- ----------------

Total Increase in Net Assets                            1,640,410      3,135,641

Net Assets:
Beginning of period                                    11,646,353      8,510,712
                                                 ---------------- ----------------
End of period (including undistributed
 net investment income: $10,419
 and $51,497, respectively)                          $ 13,286,763    $11,646,353
                                                 ================ ================

/1/Unaudited

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS                 Unaudited

1. The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of foreign currencies are translated (prior to the next determination of the net asset value of the fund's shares) into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of February 28, 1998 net unrealized appreciation on investments for book and federal income tax purposes aggregated $5,061,462,000, of which $5,304,220,000 related to appreciated securities and $242,758,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended February 28, 1998. Net gains related to non-U.S. currency transactions of $6,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $8,247,891,000 at February 28, 1998.

3. The fee of $21,313,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1 billion of average net assets; 0.40% of such assets in excess of $1 billion but not exceeding $2 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.0 billion; 0.35% of such assets in excess of $3.0 billion but not exceeding $5.0 billion; 0.335% of such assets in excess of $5.0 billion but not exceeding $8.0 billion; 0.325% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; 0.30% of such assets in excess of $13.0 billion but not exceeding $21.0 billion; and 0.29% of such assets in excess of $21.0 billion. The Board of Directors has approved an amended Investment Advisory and Service Agreement, which provides for reduced fees for the fund for average net assets in excess of $5.0 billion effective November 1, 1997, at the following annual rates: 0.33% of such assets in excess of $5.0 billion but not exceeding $8.0 billion; 0.315% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; 0.30% of such assets in excess of $13.0 billion but not exceeding $21.0 billion; and 0.29% of such assets in excess of $21.0 billion. Beginning September 1, 1997, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended February 28, 1998, distribution expenses under the Plan were $14,860,000. As of February 28, 1998, accrued and unpaid distribution expenses were $6,747,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,517,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,952,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1998, aggregate amounts deferred and earnings thereon were $409,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1998, accumulated undistributed net realized gain on investments was $160,535,000 and additional paid-in capital was $7,988,734,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $2,196,454,000 and $1,659,831,000, respectively, during the six months ended February 28, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $112,000 includes $36,000 that was paid by these credits rather than in cash.

     Net realized currency gains on dividends, on a book basis, were $6,000 for the six months ended February 28, 1998.


Per-Share Data and Ratios /1/                         Six months
                                                          ended     Year  ended August      31
                                                       Feb. 28,
                                                       1998 /2/      1997  1996   1995   1994     1993
                                                        -------  ------- ----------------------------
Net Asset Value, Beginning of Period                     $20.14   $15.39 $16.55 $13.81 $13.58  $11.02
                                                        -------  ------- ----------------------------
 Income from Investment Operations:
  Net investment income                                     .06      .13    .13    .13    .07     .07
  Net realized and unrealized gain (loss)
   on investments                                          2.24     5.59   (.01)  3.21    .71    2.63
                                                        -------  ------- ----------------------------
   Total income from
 investment operations                                     2.30     5.72    .12   3.34    .78    2.70
                                                        -------  ------- ----------------------------
 Less Distributions:
  Dividends from net investment income                     (.13)    (.11)  (.14)  (.08)  (.06)   (.09)
  Distributions from net realized gains                   (2.06)    (.86) (1.14)  (.52)  (.49)   (.05)
                                                        -------  ------- ----------------------------
   Total distributions                                    (2.19)    (.97) (1.28)  (.60)  (.55)   (.14)
                                                        -------  ------- ----------------------------
Net Asset Value, End of Period                           $20.25   $20.14 $15.39 $16.55 $13.81  $13.58
                                                        =======  ======= =============================

Total Return /3/                                      12.54% /4/   38.54%   .90% 25.56%  5.98%  24.64%


Ratios/Supplemental Data:
  Net assets, end of period (in millions)               $13,287  $11,646 $8,511 $7,525 $5,427  $5,018
  Ratio of expenses to average net
 assets                                                .35% /4/      .72%   .74%   .75%  .78%     .77%
  Ratio of net income to average net
 assets                                                .28% /4/      .73%   .82%   .90%  .49%     .56%
  Average commissions paid per share /5/                 4.74 c   5.01 c 5.62 c 5.94 c 6.05 c  6.82 c
  Portfolio turnover rate                             15.62% /4/  34.10% 27.95% 26.90% 24.77%  25.23%


/1/ Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.

/2/ Unaudited

/3/ Excludes maximum sales charge of 5.75%.

/4/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/5/Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased
 or reduce the proceeds of securities
 sold, and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.

[The American Funds Group(R)]

The Growth Fund of America

[illustration: hourglass from cover art]


OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.